KUALA LUMPUR MAIN
IMPORTS DEPARTMENT

IMPORT NEW GUARANTEE OPENING ADVICE DATE 16JUN2022

ACCOUNT NO. 331-418988-120

TEM ELECTRONICS (M) SDN BHD

M

DEAR SIRS,
WE CONFIRM HAVING ESTABLISHED THE FOLLOWING GUARANTEE IN ACCORDANCE WITH YOUR APPLICATION. PLEASE ADVISE US IMMEDIATELY IF ANY OF THE CHANGES WE MAY HAVE MADE TO THE WORDING OF THIS GUARANTEE ARE UNACCEPTABLE TO YOU.

YOUR REFERENCE NUMBER	GTRF/AR	
GUARANTEE REFERENCE NO.	PEBSMT536349	
AMOUNT	MYR	50,000.00
THROUGH	HSBC BANK MALAYSIA BERHAD TR SVCS CTL REG KUALALUMPUR TRADE SERVICES CENTRAL REGION 9/F BANGUNAN HSBC 2 LEBOH AMPANG 50100 KUALA LUMPUR MALAYSIA	
IN FAVOUR OF	TENAGA NASIONAL BERHAD	
EXPIRY DATE	29AUG2023	

MARGINAL DEPOSIT HELD	MYR	50,000.00
UNDER REFERENCE	MDGSMT502937	
DEBITED TO YOUR A/C	331-418988-101	

WE HAVE DEBITED YOUR ACCOUNT 331-418988-101 AS FOLLOWS:

OPENING COMMISSION*	MYR	750.00
COURIER CHARGE*	MYR	25.00
STAMP DUTY	MYR	10.00
TOTAL	MYR	785.00

YOU CAN NOW VIEW YOUR IMPORT DOCUMENTS FROM HSBCNET INTERNET TRADE SERVICES. YOU MAY ALSO APPLY FOR LETTER OF CREDIT, BANK GUARANTEE, TRADE FINANCING, EXPORT TRANSACTIONS AND GIVE PAYMENT INSTRUCTIONS ONLINE ANYTIME AND ANYWHERE! *terms and conditions apply

GLOBAL TRADE AND RECEIVABLES FINANCE SPECIALISTS TO LEARN MORE ABOUT HOW HSBC'S RMB TRADE SERVICES MIGHT BE ABLE TO HELP YOU.

THIS COMPUTER GENERATED ADVICE DOES NOT REQUIRE A SIGNATURE.
VISIT OUR WEBSITE AT http://hsbcamanah.com.my/1/2/amanah/commercial/

GTRF/AR

TENAGA NASIONAL BERHAD (TNB KEW 190)

KEPADA,

TENAGA NASIONAL BERHAD
23, Jalan Petri
08009 Sungai Petani,
Kedah Darulaman.

COPY

DITERIMA
26 JUN 2022
TENAGA NASIONAL BERHAD
SUNGAI PETANI

JAMINAN BANK BAGI PEMBAYARAN BIL/GANTIRUGI BERES- PEBSMT536349
MENGGANTIKAN JAMINAN BANK NO. PEBSMT527594

Sebagai balasan kepada Tenaga Nasional Berhad(selepas ini disebut "Tenaga Nasional") kerana membekalkan tenaga elektrik atau menyewakan radas kepada **TEM ELECTRONICS (M) SDN BHD** di alamat (selepas ini disebut sebagai "Pengguna")

Nama Bank : HSBC BANK MALAYSIA BERHAD

Alamat : NO. 2, LEBOH AMPANG, 50100 KUALA LUMPUR

(selepas ini disebut sebagai "Bank") akan membayar kepada Tenaga Nasional apa-apa wang yang tidak melebihi RM 50,000.00 kesemuanya yang mungkin pada bila-bila masa terhutang oleh Pengguna dengan Tenaga Nasional dan masih terhutang pada bila-bila masa dan/atau seb arang masa dalam tempoh jaminan (berhubung dengan bayaran gantirugi beres seperti yang tercatat di dalam kontrak bekalan elektrik oleh Tenaga Nasional kepada Pengguna dan)juga berhubung dengan pembekalan tenaga elektrik dan/atau penyewaan radas oleh Tenaga Nasional kepada Pengguna.

ADALAH DENGAN INI BANK BERSETUJU DAN MENGAKU SEPERTI BERIKUT

1. Jaminan ini adalah sah dari 01.07.2022 HINGGA 30.06.2023

2. (a)Jaminan ini adalah berkuatkuasa secara berterusan mengikut had-had yang dinyatakan di atas berhubung dengan masa dan banyaknya wang.

   ((b)Bank bersetuju mengadakan kepada Tenaga Nasional satu Jaminan Bank bagi bayaran gantirugi beres serta juga satu Jaminan bagi bekalan tenaga elektrik dan/atau penyewaan radas eletrik)

3. Notis secara bertulis tentang sebarang kemungkiran pihak Pengguna akan diberi oleh Tenaga Nasional kepada Bank dan dalam tempoh tujuh (7) hari selepas penerimaannya Bank hendaklah membayar apa-apa wang yang patut dibayar oleh pengguna di bawah jaminan ini.

4. Jaminan ini boleh dimansuhkan pada bila-bila masa sahaja mengikut option Bank dengan memberi satu (1) bulan notis secara bertulis kepada Tenaga Nasional dan setelah genap tempoh sebulan jaminan ini akan tamat tetapi dengan tidak menyentuh hak-hak Tenaga Nasional untuk meminta dan mendapatkan daripada Bank apa-apa jumlah atau

jumlah-jumlah wang yang mungkin terhutang oleh Pengguna dengan Tenaga Nasional pada tarikh jaminan ditamatkan berhubung dengan (bayaran gantirugiberes) dan pembekalan tenaga elektrik atau penyewaan radas mengikut had-had yang dinyatakan di atas.

5. Apa-apa notis yang perlu diberi oleh Tenaga Nasional kepada Bank dinyatakan di bawah ini hendaklah diberi dalam tempoh enam puluh (60) hari dari tarikh genapnya tempoh jaminan atau tamatnya jaminan ini dibawah peruntukan Fasal 4 mengikut mana-mana yang berkenaan.

6. Jaminan ini tidak akan terjejas atau mudarat akibat pembubaran atau penggulungan pengguna.

Tarikh : 16/06/2022

Ditandatangani oleh [illegible] Nursyangah binti Abdul Halim
[redacted]

HSBC BANK MALAYSIA BERHAD
GTE
9th Floor, No. 2
Leboh Ampang
K.L.

Dan Bagi pihak Bank ______________________

Di hadapan ______________________
Nurul Atika binti Nadzri
[redacted]

CATATAN i) Potong perenggan-perenggan yang bertanda( )bagi pengguna-pengguna yang mana Bayaran Gantirugi Beres tidak berkenaan.

ii)	Jaminan pembayaran bagi bekalan kuasa elektrik	- RM	50,000.00
	Jaminan pembayaran gantirugi beres	- RM	
	Jumlah Jaminan	- RM	50,000.00

Nombor pengguna yang terlibat :
220493614306 & 220493616006

KERAJAAN MALAYSIA

IBU PEJABAT
LEMBAGA HASIL DALAM NEGERI MALAYSIA
MENARA HASIL
PERSIARAN RIMBA PERMAI
CYBER 8, 63000 CYBERJAYA
SELANGOR DARUL EHSAN

LHDN MALAYSIA

RESIT RASMI SETEM

ASAL

STAMP OFFICIAL RECEIPT

(Sila lekatkan resit rasmi setem ini ke atas surat cara sebagai bukti penyeteman)
Please attach this stamp official receipt to the instrument as evidence of stamping

Cara Bayaran *Payment Method*	KREDIT TAMBAH NILAI
No. Adjudikasi *Adjudication No.*	GDFAA0009E649BF
Jenis Surat Cara *Type Of Instrument*	PERFORMANCE BOND SURAT CARA UTAMA
Tarikh Surat Cara *Date Of Instrument*	16/06/2022
Balasan *Consideration*	RM 50,000.00

Maklumat Pihak Pertama / Penjual / Pemberi *First Party / Vendor / Transferor / Assignor*
TEM ELECTRONICS (M) SDN BHD, NO SYARIKAT NA

Maklumat Pihak Kedua / Pembeli / Penerima *Second Party / Purchaser / Transferee / Assignee*
TENAGA NASIONAL BERHAD, NO SYARIKAT NA

Butiran Harta / Suratcara *Property / Instrument Description*
PEBSMT536349

Dengan ini disahkan surat cara ini disetem dan diindors seperti maklumat di bawah:
This is to certify this instrument is stamped and indorsed as below:

No. Resit Rasmi Setem *Stamp Official Receipt No.*	B0980Z221710217
Tarikh Penyeteman *Date of Stamping*	16/06/2022
Duti Setem Dikenakan *Amount of Stamp Duty*	RM 10.00
Penalti *Penalty*	RM 0.00
Pelarasan *Adjustment*	RM 0.00
Jumlah Dibayar *Total Amount Paid*	RM 10.00
Indorsemen *Indorsement (Akta Setem 1949)*	Seksyen 37

LEMBAGA HASIL DALAM NEGERI
LHDN MALAYSIA

Pemungut Duti Setem

No. Kelulusan Perbendaharaan *Treasury Approval No.* : KK/BSKK/10/600-2/1/2(60)

Tarikh Cetak *Printed Date* : ***15/06/2022 03:49:05***

Pengesahan ketulenan Resit Rasmi Setem ini boleh dipastikan di stamps.hasil.gov.my atau melalui aplikasi telefon pintar
The authenticity of this Stamp Official Receipt can be verified at stamps.hasil.gov.my or by mobile app
Ini adalah cetakan komputer dan tidak perlu ditandatangani
This is a computer generated printout and no signature is required

— *tamat/end* —